EXHIBIT B


COMERICA     Rimco Submission Sheet
- ----------------------------------------------------------------------------

Property Address:

City/State:

Anticipated Purchase Date:

Anticipated Sale Date:

Estimated Sales Price:

Calculation of Mortgage Amount

[ ] Tranche A. Borrowings

  (1) Purchase Price =                  (2)  Appraised Value =
                          ---------          (on completed basis) ---------
      Est. Rehab Cost =                                           x    0.75
                          ---------                               ---------

      Total =             (A)
                          ---------                               ---------

                                             Identify lesser of
                                             above or $80,000     (B)
                                                                  ---------

      Identify the lesser of (A) or (B);
      this is the requested mortgage amount:   $
                                                -----------

      Less the Estimated Rehab
      Costs identified above:                   -
                                                -----------
      Amount available for Tranche A advance:   $
                                                -----------

[ ] Tranche B Borrowings

  (1) Purchase Price =                  (2)  Appraised Value =
                          ---------          (on completed basis) ---------
      Actual Rehab Cost =                                         x    0.75
                          ---------                               ---------

      Total =             (A)
                          ---------                               ---------

                                             Identify lesser of
                                             above or $80,000     (B)
                                                                  ---------

      Identify the lesser of (A) or (B):
      this is the maximum Tranche B borrowing
      amount:                                     $
                                                  ----------

Checklist of Required Documents

[ ]  Copy of Signed Purchase Agreement
[ ]  Copy of Real Estate Appraisal
[ ]  Title Insurance Commitment
[ ]  Proof of Hazard Insurance (if available at this time)
[ ]  Flood Hazard Analysis
[ ]  Estimate of Rehab Costs (if applicable)
[ ]  Certificate of Occupancy (Tranche B borrowings only)
[ ]  Request for Tranche B Advance (Tranche B borrowings only)

                            Submitted on this      day of          , 1996.


MCA FINANCIAL CORP.                           RIMCO REALTY AND MORTGAGE CO.

By:                                           By:
   ----------------------------                  ------------------------
Its:                                          Its:
    ---------------------------                    -----------------------


                                   EXHIBIT E
                                PROGRESS REPORT

                                                  Estimated
Property   Loan  Closing   Loan   Rehabilitation   Date of
Address   Number  Date    Balance     Draws       Completion     Description
- ----------------------------------------------------------------------------






Undersigned represent and warrant that no condition exists or event has occurred which constitutes or, with the running of time would constitute an event of default under the Letter Agreement or any other Loan Document(s).


Dated this     day of             1996.

RIMCO REALTY AND MORTGAGE CO.                   MCA FINANCIAL CORP.

By:                                             By:
   ----------------------------                    ------------------------
Its:                                            Its:
    ---------------------------                     -----------------------


                                   EXHIBIT F
                              DELINQUENCY REPORT


                                       Interest
Property          Loan       Closing   Paid To
Address          Number        Date      Date          Status
- ----------------------------------------------------------------------------





Undersigned represent and warrant that no condition exists or event has occurred which constitutes or, with the running of time would constitute an event of default under the Letter Agreement or any other Loan Document(s).


Dated this     day of             1996.

RIMCO REALTY AND MORTGAGE CO.                   MCA FINANCIAL CORP.

By:                                             By:
   ----------------------------                    ------------------------

Its:                                            Its:
    ---------------------------                     -----------------------




                                   EXHIBIT G
                             LAND CONTRACT REPORT


                                            Interest
Land Contract    Property   Land Contract    Paid To       Tax
  Vendor          Address      Number          Date       Status       Other
- ----------------------------------------------------------------------------



Undersigned represent and warrant that no condition exists or event has occurred which constitutes or, with the running of time would constitute an event of default under the Letter Agreement or any other Loan Document(s).


Dated this     day of             1996.

RIMCO REALTY AND MORTGAGE CO.                   MCA FINANCIAL CORP.

By:                                             By:
   ----------------------------                    ------------------------
Its:                                            Its:
    ---------------------------                     -----------------------